SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                   SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                         Date of Report: April 15, 2004



                   FIRST NATIONAL BANKSHARES OF FLORIDA, INC.
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            (Exact name of registrant as specified in its charter)


    Florida                       001-31883        20-0175526
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    (State of Incorporation)     (Commission      (IRS Employer
                                  File Number)     Identification No.)



             2150 Goodlette Road North, Naples, Florida   34102
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             (Address of principal executive offices)    (Zip code)


                                 (239) 262-7600
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              (Registrant's telephone number, including area code)

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                    INFORMATION TO BE INCLUDED IN THE REPORT




ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           EXHIBIT NO.     DESCRIPTION OF EXHIBIT

              99.1 Press release dated April 14, 2004 with respect to First National Bankshares of Florida, Inc.'s financial results for the first quarter of 2004.


              99.2 Telephone conference script dated April 15, 2004 discussing financial results for the three months ended March 31, 2004.

 ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

           On April 14, 2004, First National Bankshares of Florida, Inc. ("the Registrant") issued a press release announcing financial results for the three months ended March 31, 2004. On April 15, 2004, the Registrant hosted a conference call to discuss first quarter results.

           A copy of the press release and conference call script is attached as exhibits and incorporated by reference herein.








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                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        FIRST NATIONAL BANKSHARES OF FLORIDA, INC.
                        (Registrant)



                        By: /s/Robert T. Reichert
                        -------------------------
                        Name:    Robert T. Reichert
                        Title:   Senior Vice President,
                                 Chief Financial Officer and
                                 Treasurer
                                 (Principal Financial Officer)



Dated: April 15, 2004
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